                                                                  EXHIBIT 10.9.2

                                AMENDMENT 2 TO
                        SOFTWARE OEM LICENSE AGREEMENT

                         Agreement No. SOLA-97SYNP1223
                                       ---------------

                           Effective Date: 12/17/99
                                           --------

This Amendment 2 ("Amendment 2") is entered into effective as of the date set forth above by and among, on the one hand, Cadence Design Systems, Inc., a Delaware corporation having a principal place of business at 555 River Oaks Parkway, San Jose, California 95134, and Cadence Design Systems (Ireland) Limited, a corporation organized and existing under the laws of Ireland having a place of business at Block U, East Point Business Park, Dublin 3, Ireland (collectively, "Cadence"), and, on the other hand, Synplicity, Inc., having a principal place of business at 935 Stewart Drive, Sunnyvale, California 94086 ("Vendor"). This Amendment 2 amends that Software OEM License Agreement between the parties entered into as of December 23, 1997 (the "OEM Agreement") and amended by Amendment 1 entered into as of August 1, 1998.

WHEREAS, Cadence and Vendor intend to add additional products to the OEM Agreement and revise terms of license grant to Cadence, all as set forth in this Amendment 2.

NOW, THEREFORE, the parties hereby agree as follows:

A. Section 1.17 is mended as follows:

"Upgrade Copy" means an upgrade copy to a Licensed Work. Upgrade Copy(ies) is/are set forth in Exhibit A. Notwithstanding Section 4.1 to the contrary, an Upgrade Copy is subject to the same distribution restrictions as a Licensed Work, unless otherwise set forth in Exhibit A.

B. The following definitions are added to the end of Section 1.0 as Sections 1.19, 1.20, and 1.21 respectively:

"FPGA Studio Bundle" means the product bundle containing all of the following:
(i) one of Cadence's Concept or Capture software products, (ii) one of Cadence's Desktop VHDL or Verilog software products, and (iii) one of Synplicity's Synplify software products.

"Parent" means a corporation, limited liability company, partnership, joint venture, company, unincorporated association or other entity which, now or hereafter, owns or controls, directly or indirectly, more than fifty percent (50%) of the outstanding shares, securities or other ownership interest (representing the right to vote for the election of directors or other managing authority or the right to make the decisions for such entity, as applicable) of a party hereto. Such corporation, company or other entity shall be deemed to be a Parent only so long as such ownership or control exists.

"Orcad Base" means customers of Cadence's Orcad division who have licensed Exemplar Logic, Inc.'s Leonardo Spectrum synthesis technology as part of a bundle with Orcad's Express or Express Plus product(s) prior to December 31, 1999, including customers who have licensed such bundle prior to the acquisition of Orcad, Inc. by Cadence.

C. The following provision is added as Section 4.1(a):

Restrictions. The parties agree that the Licensed Work(s) will not be distributed by Cadence through its Flexible Access License or subscription models and will be distributed as perpetual licenses only.

D. The following provision is added as Section 4.1(c):

House Accounts. As of the Effective Date, Cadence agrees not to distribute the Licensed Work(s) to the following accounts on a worldwide basis, except that Cadence may distribute to an account if a written quote has already been issued to such an account as of the Effective Date and a purchase order is received by the end of Cadence's fourth fiscal quarter of 1999. Nothing herein shall restrict Cadence's ability to sell products other than Licensed Works and provide maintenance and support to the following accounts. The parties agree to revise and negotiate in good faith the following list on an annual basis.

1.  [***]                                   11. [***]
2.  [***]                                   12. [***]
3.  [***]                                   13. [***]
4.  [***]                                   14. [***]
5,  [***]                                   15. [***]
6.  [***]                                   16. [***]
7.  [***]                                   17. [***]
8.  [***]                                   18. [***]
9.  [***]                                   19. [***]
10. [***]                                   20. [***]

E. The following provision is added to the end of Section 8.4:

A sale, transfer, or merger shall be considered a "Change of Control" under this
Section 8.4 only if the sale, transfer, or merger is to or with the following entities: Viewlogic Systems, Inc., Veribest, Inc., Pads Software, Inc., Mentor Graphics Corporation, Intercept Technology, Inc., INCASES Engineering GmbH, INCASES North America, Zuken KK, Avant! Corporation, Synopsys, Inc, and Summit Design, Inc. or any of its Parents, Subsidiaries, or successors in interest.

F. The term of the Agreement as set forth in Section 11.1 of the Agreement is hereby extended through December 31, 2001.

G. The following list of Vendor products replace Section 1 of Exhibit A:

Product Number                Description
-------------------------------------------------------------------------

SSPN                          Synplify for PC, node locked
SSAF                          Synplify Floating
SUAF                          Synplify Upgrade to All Vendors, Floating
SHAF                          HDL Analyst Option, Floating

MSPN                          Synplify for PC, Annual Maint., node-locked
MSAF                          Synplify Annual Maint., Floating
MHAF                          HDL Analyst Option, Annual Maint., Floating

SSPN may only be distributed by Cadence as part of an "FPGA Studio Bundle" and may not be quoted or priced separately. In addition, SUAF may only be distributed by Cadence to customers who have purchased FPGA Studio Bundle. All other products are subject to the bundling requirements stated in section 3 of Exhibit A.

[***]     CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

H. The following bullet point is added to the end of Section 3 of Exhibit A:

 .   an FPGA Studio Bundle

I. The following provision is added as Section 4 of Exhibit A:

During the period from the Effective Date to December 31, 2000, for any customer within the Orcad Base, Vendor hereby grants to Cadence the right to provide such customer a copy of the Licensed Work set forth below for each copy of Orcad Express or Express Plus owned by the customer provided such customer agrees to accept maintenance on such Licensed Work upon the expiration of its Leonardo Spectrum maintenance on or before December 31, 2000. Cadence shall have no obligation of royalty on such a license. Maintenance fees shall be subject to the schedule set forth in Exhibit C.


Product Number
--------------
SSPN

J. In Section 1.0 of Exhibit B, the first sentence is deleted and restated as follows:

Starting from the Effective Date of this Amendment 2, Vendor shall be responsible for providing maintenance and support services directly to End Users, including "first line" support. During such time period referenced in the preceding sentence, Vendor shall fulfill and satisfy all of the maintenance and support obligations of Cadence as specified in this agreement.

K. Section 1 of Exhibit C is deleted in its entirety and replaced by the following

1.1 Fees for Products Under this Agreement. For each Cadence fiscal quarter during the Term, for products and maintenance sold under this Amendment 2 for which revenue is recognized, Cadence shall pay Vendor as follows:

For product and maintenance sold to an end user for the end user's use in the United States:

Product Number    Fees Per Copy
--------------------------------------------------------------------------------

SSPN              $[***]
SSAF              [***]% of Net Product Revenue per copy or $[***] per copy, whichever is greater
SUAF              [***]% of Net Product Revenue per copy or $[***] per copy, whichever is greater
SHAF              [***]% of Net Product Revenue per copy or $[***] per copy, whichever is greater

MSPN              $[***]
MSAF              $[***]
MHAF              $[***]

For product and maintenance sold to an end user for the end user's use outside of the United States:

Product Number    Fees Per Copy
--------------------------------------------------------------------------------

SSPN              [***]% of Vendor's then applicable list price
SSAF              [***]% of Vendor's then applicable list price
SUAF              [***]% of Vendor's then applicable list price
SHAF              [***]% of Vendor's then applicable list price

[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

MSPN              $[***]
MSAF              $[***]
MHAF              $[***]

1.2 Simulation Upgrade. During the twelve (12) month period from the Effective
    ------------------
Date, for each Cadence fiscal quarter, Cadence shall pay Vendor an amount equal to [***] percent ([***]%) of the Net Simulation Revenues (defined below) recognized by Cadence from the license or sale of copies of Cadence's simulation upgrades set forth below ("Simulation Upgrades") to any customer in the Orcad
Base:

Product Number    Description
----------------------------------------------------------
28420SJL          NC VHDL Desktop - Node Locked License
28420SJF          NC VHDL Desktop - Floating License
26200 SJL         Verilog-XL Desktop - Node Locked License
26200SJF          Verilog-XL Desktop - Floating License

As used herein, "Net Simulation Revenues" means the portion of gross revenues recognized by Cadence that are directly attributable to the sale or license of the Simulation Upgrades, net of Marketing Agent commissions, returns, commodity taxes, value added taxes, sales taxes, and provision for bad debt. Net Simulation Revenues specifically excludes revenues recognized by Cadence from any Simulation Upgrades that are provided for evaluation or demonstration purposes only.

L. Section 8.3 of Exhibit G is deleted in its entirety.

M. Except as and to the extent amended by this Amendment 2, the OEM Agreement, including all of its Exhibits, shall continue in full force and effect. This Amendment 2, together with the OEM Agreement and Amendment 1 to the OEM Agreement, constitute the entire agreement among the parties with respect to its subject matter. The foregoing three documents are collectively referred to as "Agreement." Any references to the Agreement in the OEM Agreement, Amendment 1 or this Amendment 2 will be considered to include the entirety of the terms of this Agreement (as defined).

Cadence Design Systems, Inc.          Cadence Design Systems (Ireland) Limited

By: /s/ R.L. SMITH McKEITHEN          By: /s/ R.L. SMITH McKEITHEN
   ----------------------------          ----------------------------------
Name:  R.L. SMITH McKEITHEN           Name:  R.L. SMITH McKEITHEN
     --------------------------            --------------------------------
Title: SR. VP & GENERAL COUNSEL       Title: SR. VP & GENERAL COUNSEL
     --------------------------             -------------------------------

Synplicity, Inc.

By: /s/ Douglas S. Miller
   ----------------------------
Name:  Douglas S. Miller
     --------------------------
Title: VP Finance & CFO
      -------------------------


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.